SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 10, 2000


                                MONSANTO COMPANY
                                ----------------

               (Exact Name of Registrant as Specified in Charter)


       Delaware                     1-2516                 43-0420020
       --------                     ------                 ----------
  (State of Incorporation)       (Commission            (IRS Employer
                                 File Number)          Identification No.)


 800 North Lindbergh Boulevard
      St. Louis, Missouri                                     63167
      -------------------                                     -----
(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:  (314) 694-1000



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ITEM 5.     OTHER EVENTS.

      On February 10, 2000, Monsanto Company ("Monsanto") issued a press release announcing its 1999 fourth quarter and full year results. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.



ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)   Exhibits.   The following exhibits are filed as part of this report:

                99.1 Press release, dated February 10, 2000, issued by Monsanto.

                                    SIGNATURE


            Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  February 11, 2000

                                       MONSANTO COMPANY


                                       By  /s/ Barbara L. Blackford
                                           ------------------------
                                           Name:  Barbara L. Blackford
                                           Title: Chief Counsel and Assistant
                                                  Secretary

                                  EXHIBIT INDEX

Exhibit
Number                        Description
------                        -----------

99.1           Press release, dated February 10, 2000, issued by Monsanto.